UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 6, 2012

Commission File Number:

OMNIALUO, INC.
(Exact name of small business issuer as specified in its charter)

State of Delaware
(State or other jurisdiction of incorporation or organization)

88-1581799
(IRS Employer Identification No.)

Room 101, Building E6, Huaqiaocheng East Industrial Park,

Nanshan District, Shenzhen 518053,

The People’s Republic of China
(Address of principal executive offices)

(+86) 755 - 8245 - 1808
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

On February 6, 2012, OmniaLuo, Inc. (the "Company") dismissed its independent registered public accounting firm, PKF, Certified Public Accountants, Hong Kong, China, a member firm of PKF International Limited network of legally independent firms (“PKF”), from its engagement with PKF with immediate effect. The decision to dismiss PKF as the Company's independent registered public accounting firm was recommended by the audit committee of the board of directors of the Company (the "Audit Committee"), and approved by the board of directors of the Company (the "Board of Directors") on February 6, 2012. The decision to change the Company’s independent registered public accounting firm involved no dissatisfaction with the quality of professional services rendered by PKF.

The audit reports of PKF on the Company’s financial statements for each of the fiscal years ended December 31, 2009, and 2010 contained no adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company's two most recent fiscal years ended December 31, 2010 and 2009 and the subsequent periods through the effective date of the dismissal of PKF, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure, which disagreement, if not resolved to the satisfaction of PKF, would have caused PKF to make reference thereto in its reports on the Company's consolidated financial statements for such periods.

There have been no reportable events as provided in Item 304(a)(1)(v) of Regulation S-K during the Company's fiscal years ended December 31, 2010 and 2009 and any subsequent interim periods, including the interim period up to and including the effective date of the dismissal of PKF.

The Company provided PKF with a copy of the disclosure set forth in this report on Form 8-K, and requested that PKF furnish a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether they agree with the disclosures contained in this 8-K. A copy of PKF’s letter to the SEC dated February 6, 2012 is filed hereto as Exhibit 16.1.

On February 6, 2012, the Company engaged Dominic K.F. Chan & Co. ("Dominic K.F. Chan") to serve as its independent registered public accounting firm with immediate effect. The decision to engage Dominic K.F. Chan as the Company's independent registered public accounting firm was recommended by the Audit Committee and approved by the Board of Directors on February 6, 2012.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter of PKF dated February 6, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OmniaLuo, Inc. Date: February 9, 2012

By:	/s/ David Wang
Name: David Wang
Title: Chief Financial Officer